SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                        Date of Report: December 29, 2001


                             Accesspoint Corporation
             (Exact name of registrant as specified in its charter)



    Nevada                 000-29217                   95-4721385
----------------           ---------                   ----------
(State or other           (Commission                 (IRS Employer
jurisdiction of            File Number)                Identification No.)
incorporation)


38 Executive Park, Suite 350, Irvine, CA                      80302
-----------------------------------------                     -----
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code: (949) 853-8527

 Not Applicable
(Former name or former address, if changed since last report.)

===============================================================================


Item 1.  Changes in Control of Registrant

         In conjunction with, and as partial inducement for, a loan of up to $5,000,000.00 by Net Integrated Systems, Inc. to Accesspoint Corporation
("registrant"), three shareholders of the registrant, consisting of Tom M. Djokovich, Access Holdings Limited Partnership and Alfred Urcuyo, collectively transferred 4,486,795 shares of common voting stock of the registrant to Net Integrated Systems, Inc., and granted an irrevocable voting proxy for collective voting power over another 7,131,418 shares of common voting stock of the registrant. Net Integrated Systems, Inc., is an investment holding company, which provided business management services. Net Integrated Systems, Inc. also entered into management agreements with the registrant and its wholly owned subsidiary, Processing Source International, Inc., which provide for the payment of a management fee of $10,000.00 per month to Net Integrated Systems, Inc., which fee accrues and is only payable to the extent the registrant (or Processing Source International, Inc.) then has current operating profits reasonably sufficient to pay the fee.

         The above collective transfers and grants of voting interests consist of the following individual transactions: (1) Tom M. Djokovich transferred 3,605,256 shares and granted an irrevocable voting proxy to Net Integrated Systems, Inc. for the voting of another 3,605,257 shares of common voting stock of the registrant; (2) Access Holdings Limited Partnership transferred 476,259 shares and granted an irrevocable voting proxy to Net Integrated Systems, Inc. for the voting of another 1,905,037 shares of common voting stock of the registrant; and (3) Alfred Urcuyo transferred 405,280 shares and granted an irrevocable voting proxy to Net Integrated Systems, Inc. for the voting of another 1,621,124 shares of common voting stock of the registrant.

         The above three shareholders also separately granted Net Integrated Systems, Inc. separate stock options to purchase all or part of the shares subject to the irrevocable voting proxy. The stock options are exercisable at $2.00 per share. The three shareholders of the registrant acquired their shares of Accesspoint Corporation from their own funds, or as compensation for services, prior to the present transaction. No other cash consideration was paid for the shares. The source of funds for the loan by Net Integrated Systems, Inc. to the registrant is from the separate funds of Net Integrated Systems, Inc.

         After effect of the above transactions, Net Integrated Systems, Inc. beneficially owns an aggregate of 11,618,213 shares of the registrant's common voting stock, representing approximately 50.20% of the total shares of common voting stock deemed outstanding. Such shares of common voting stock include 4,486,795 shares of common voting stock held of record by Net Integrated Systems, Inc. and 7,131,418 shares of common voting stock issuable upon the exercise of options at an exercise price of $2.00 per share. The above 7,131,418 shares of the registrant's common voting stock are also subject to partial shared voting power (shared with the granting shareholders) pursuant to irrevocable voting proxies.

         Net Integrated Systems, Inc. also entered into management agreements for the term of 5 years with the registrant and with the registrant's wholly owned subsidiary, Processing Source International, Inc., which provide for the payment of management fees of $10,000.00 per month to Net Integrated Systems, Inc., which fees accrue and are only payable to the extent the registrant or its subsidiary then have current operating profits reasonably sufficient to pay the fees. The Management Agreements also provide for the payment of a fee of $1,000,000.00 upon voluntary termination by the registrant during the first year. The monthly management fees actually received by Net Integrated Systems, Inc. are credited against the termination fees. The Management Agreements may be terminated at any time for cause without the payment of the termination fee.

         Net  Integrated  Systems,   Inc.  and  the  registrant   discussed  the
resignations of certain directors of the registrant. Net Integrated Systems indicated that it would not object to the acceptance by the registrant of the resignations of Tamara Djokovich, James W. Bentley and Mark Deo as directors and the appointment of Marcia Allen, Christine E. Crocker, and Ronald J. Penna as directors by the remaining directors to fill the vacancies so created.

Item 2.  Acquisition or Disposition of Assets

                  None.


Item 3.  Bankruptcy or Receivership

                  None.


Item 4.  Changes in Accountants

                  None.


Item 5.  Other Events and Regulation FD Disclosure

         The above transfers and grants of voting interests were made in conjunction with, and as partial inducement for, a loan of up to $5,000,000.00 by Net Integrated Systems, Inc. to the registrant. Pursuant to the loan, the registrant entered into a Revolving Line of Credit Secured Promissory Note ("Note") and a Secured Loan Agreement. The Note bears interest at the rate of six percent (6%) per annum for any credit extended thereunder. The Note is due upon the written demand of Net Integrated Systems, Inc, or December 14, 2005, or upon material default by registrant thereunder, whichever shall first occur.

         The registrant pledged all of its assets as collateral of the loan pursuant to the terms of the Secured Loan Agreement. However, the parties agreed that the first resource for payment of the Note would be from the exercise proceeds potentially available to the registrant under the stock option agreements granted by Tom M. Djokovich, Access Holdings Limited Partnership and Alfred Urcuyo and that Net Integrated Systems, Inc. would exercise its options under the stock option agreements as a first and primary source of repayment of the Note. The exercise price upon exercise on a default under the Note is then at the lesser of $2.00 per share or the then quoted price of shares of common voting stock of the registrant. In accordance with the terms of the subject stock option agreements, the grantors thereunder are afforded the opportunity to elect to direct the exercise proceeds to the registrant to be used to repay the Note. If the grantors elect not to direct proceeds to the registrant to repay the Note, Net Integrated Systems, Inc. may then enforce its other remedies under the Secured Loan Agreement against the pledged assets of the registrant.

         As additional security for the Note, the above three shareholders also entered into separate Stock Pledge Agreements whereby they pledged a security interest in their shares of common voting stock of the registrant. The same shares are also subject to the stock options and the irrevocable voting proxies. The Stock Pledge Agreements were to be enforced only upon the prior enforcement and exhaustion of remedies under the Secured Loan Agreement.


Item 6.  Resignation of Directors

         On December 20, 2001 Tamara Djokovich, James W. Bentley and Mark Deo resigned as directors of the registrant. The registrant, through its remaining directors, appointed Marcia Allen, Christine E. Crocker, and Ronald J. Penna as directors to fill the vacancies so created. The above resignations were for personal reasons. None of the above resignations were because of a disagreement with the registrant on any matter relating to the registrant's operations, policies or practices. None of the resigning directors furnished the registrant with a letter describing any such disagreement or requesting that the matter be disclosed.

         Net Integrated Systems, Inc. has indicated that it will pose no objection to the acceptance by the registrant of the resignations of Tamara Djokovich, James W. Bentley and Mark Deo as directors and the appointment of Marcia Allen, Christine E. Crocker, and Ronald J. Penna as directors.


Item 7.  Financial Statements Pro Forma Financial & Exhibits

         Attached hereto as exhibits are the forms of certain documents and agreements applicable, as expressed in and by separate instruments, to each of Tom M. Djokovich, Access Holdings Limited Partnership and Alfred Urcuyo, which specific agreements contain the information set in the following tables: (i) Stock Transfer Letter; (ii) Stock Option Agreement; (iii) Stock Pledge Agreement; and (iv) Irrevocable Voting Proxy. Also attached hereto as exhibits is the form of the management agreement, which is applicable, as expressed in and by separate instruments, to each of the registrant and Processing Source International, Inc.

         Stock Transfer Letter
         -----------------------------------------------------------------------
         Transferor                                Number of Shares Transferred
         ----------                                ----------------------------

         Tom M. Djokovich                                     3,605,256

         Access Holdings Limited Partnership                    476,259

         Alfred Urcuyo                                          405,280
         -----------------------------------------------------------------------


         Stock Option Agreement
         -----------------------------------------------------------------------
         Optionor                                  Number of Shares Optioned
         --------                                  -------------------------

         Tom M. Djokovich                                     3,605,257

         Access Holdings Limited Partnership                  1,905,037

         Alfred Urcuyo                                        1,621,124
         -----------------------------------------------------------------------


         Stock Pledge Agreement
         -----------------------------------------------------------------------
         Pledgor                                   Number of Shares Pledged
         -------                                   ------------------------

         Tom M. Djokovich                                     3,605,257

         Access Holdings Limited Partnership                  1,905,037

         Alfred Urcuyo                                        1,621,124
         -----------------------------------------------------------------------

         Irrevocable Voting Proxy
         -----------------------------------------------------------------------
         Grantor                               Number of Shares subject to Proxy
         -------                               ---------------------------------

         Tom M. Djokovich                                     3,605,257

         Access Holdings Limited Partnership                  1,905,037

         Alfred Urcuyo                                        1,621,124
         -----------------------------------------------------------------------


         The following exhibits are filed as part of this report:

         --------------    -----------------------------------------------------
         Exhibit Number                     Description
         --------------    -----------------------------------------------------
                  10.1.    Form of Stock Transfer Letter.
         --------------    -----------------------------------------------------
                  10.2.    Form of Stock Option Agreement.
         --------------    -----------------------------------------------------
                  10.3.    Form of First Amendment to Stock Option Agreement.
         --------------    -----------------------------------------------------
                  10.4.    Form of Stock Pledge Agreement.
         --------------    -----------------------------------------------------
                  10.5.    Form of Irrevocable Voting Proxy.
         --------------    -----------------------------------------------------
                  10.6.    Form of Management Agreement
         --------------    -----------------------------------------------------
                  10.7.    Revolving Line of Credit Secured Promissory Note.
         --------------    -----------------------------------------------------
                  10.8.    Secured Loan Agreement.
         --------------    -----------------------------------------------------


Item 8.  Changes In Fiscal Year

         None.


Item 9.  Regulation FD Disclosures

         See Items 1, 5 and 6, above.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  December 29, 2001                             Accesspoint corporation
      -------------------


                                               By:   /s/ Tom M. Djokovich
                                                     ---------------------------
                                                     Tom M. Djokovich
                                                     President